UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

ASTRONOVA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 31, 2026

ASTRONOVA, INC.

(Exact name of registrant as specified in its charter)

Rhode Island	0-13200	05-0318215
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

600 East Greenwich Avenue

West Warwick, RI 02893

(Address of principal executive offices) (Zip Code)

(401) 828-4000

Registrant’s telephone number, including area code

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.05 Par Value	ALOT	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

As previously disclosed, on June 16, 2026, AstroNova, Inc., a Rhode Island corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Orion Merger Parent, Inc., a Delaware corporation (“Parent”), and Orion MergerCo X, Inc., a Rhode Island corporation and a wholly owned subsidiary of Parent (“Merger Sub”), pursuant to which and upon the terms and subject to the conditions thereof, Merger Sub will be merged with and into the Company (the “Merger”), with the Company continuing as the surviving corporation in the Merger and becoming a wholly owned subsidiary of Parent. Parent and Merger Sub are affiliates of investment funds managed by Arcline Investment Management LP (“Arcline”).

The completion of the Merger is conditioned upon, among other things, the expiration or termination of the waiting period (and any extensions thereof) applicable to the consummation of the transactions contemplated by the Merger Agreement under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”). The HSR Act waiting period expired at 11:59 p.m. Eastern Time on July 31, 2026, and accordingly the condition to the completion of the Merger relating to the expiration or termination of the HSR Act waiting period has been satisfied. The completion of the Merger remains subject to the satisfaction or waiver of the other conditions set forth in the Merger Agreement, including the approval of the Merger Agreement by the Company’s shareholders at the Special Meeting (as defined below).

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, including statements regarding the proposed Merger, the expected timing of the completion of the Merger and the satisfaction of the conditions to the completion of the Merger. These statements are based on the Company’s current expectations and assumptions and are subject to risks and uncertainties that could cause actual results to differ materially, including: the failure to obtain the approval of the Company’s shareholders; the possibility that a governmental entity may nonetheless seek to challenge or impose conditions on the Merger; the failure to satisfy other conditions to the completion of the Merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the effect of the announcement or pendency of the Merger on the Company’s business relationships, operating results and business generally; risks that the Merger disrupts current plans and operations; potential litigation relating to the Merger; and the other risks described in the Company’s filings with the SEC, including the Proxy Statement and the Company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. Except as required by law, the Company undertakes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

In connection with the proposed Merger, the Company has filed and will file relevant materials with the U.S. Securities and Exchange Commission (“SEC”), including the definitive proxy statement (the “Proxy Statement”) filed with the SEC on July 31, 2026, relating to the special meeting of the Company’s shareholders to be held to consider and vote upon the adoption of the Merger Agreement (the “Special Meeting”). The Company has provided the Proxy Statement to its shareholders. This Current Report on Form 8-K is not a substitute for the Proxy Statement or any other document that the Company has filed or may file with the SEC in connection with the proposed Merger. THE COMPANY URGES YOU TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, ARCLINE, THE MERGER AND

RELATED MATTERS. You are able to obtain a free copy of the Proxy Statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at https://www.sec.gov. You are also able to obtain a free copy of the Proxy Statement and other documents (when available) filed by the Company with the SEC by accessing the investor relations section of the Company’s website at https://investors.astronovainc.com/investors/financial-reports/sec-filings/default.aspx or by contacting the Company’s investor relations using the form found on the Company’s website at https://investors.astronovainc.com/investors/resources/contact-ir/default.aspx.

Participants in the Solicitation

The Company and its directors and executive officers, and certain other members of the Company’s management and employees, may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the Merger.

Information regarding the Company’s directors and executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth (i) in Amendment No. 1 to the Company’s Annual Report on Form 10-K, which was filed with the SEC on June 1, 2026, including under the headings “Part III—Directors, Executive Officers and Corporate Governance ,” “Part III—Executive Compensation,” “Part III— Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and “Part III— Certain Relationships, Related Transactions and Director Independence,” which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0000008146/000119312526251606/d154617d10ka.htm, (ii) in the Proxy Statement, including under the headings “Proposal No. 1—The Merger—Interests of Directors and Executive Officers in the Merger,” “Proposal No.2—Advisory (non-binding) Vote on Merger-related Executive Compensation,” and “Certain Beneficial Owners of Common Stock—Security Ownership of Directors and Officers” which is available at https://www.sec.gov/Archives/edgar/data/8146/000119312526326441/d140981ddefm14a.htm, and (iii) to the extent holdings of the Company’s securities by its directors or executive officers change after the date hereof, such changes will be reflected on Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC, which are available at EDGAR Search Results https://www.sec.gov/edgar/browse/?CIK=0000008146&owner=only.

Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are or will be contained in the Proxy Statement and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of these documents through the website maintained by the SEC at https://www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASTRONOVA, INC.

Dated: August 5, 2026	By:	/s/ Thomas D. DeByle
Thomas D. DeByle
Vice President, Chief Financial Officer and Treasurer